GENERAL Cannabis

INVESTOR PRESENTATION

JUNE 2016

OTCQB:CANN

ABOUT

General Cannabis Corporation (GCC) is the all-in-one resource for the highest quality service providers available to the regulated Cannabis Industry.

We are a trusted partner to the cultivation, production and retail side of the cannabis business. We do this through a combination of strong operating divisions such as real estate, consulting, security, brand development, financing and the distribution of important infrastructure products to grow facilities and dispensaries.

As a synergistic holding company, our subsidiaries are able to leverage the strengths of each other, as well as a larger balance sheet, to succeed.

THE EVOLUTION OF REGULATED CANNABIS

WEED 1.0 (2009)	» Although medically legal since 2000, in 2009 Colorado votes down an initiative to limit cannabis caregivers to only 5 patients, effectively launching the dispensary retail model.
WEED 2.0 (2014)	» Amendment 64 was passed in 2012, but enacted in January of 2014 for adult use cannabis in Colorado. Washington state passed a similar bill in 2012. » Oregon & Alaska passes adult use cannabis legalization » Twenty-three states have legal medical cannabis » American approval of legalization passes 61% » Banking system closed to marijuana businesses » Cole Memo & FinCen guidelines issued
WEED 3.0 (2015–2016)	» Continued growth in existing regulated markets (industry grows to an estimate $4 billion in revenue) » Beginning of consolidation of operators in legalized markets (closures, mergers, sales) » 25 states and D.C. have legal medical cannabis (more than half of U.S.) » Colorado to implement changes allowing for out-of-state ownership » New York medical cannabis program is launched
WEED 4.0 (2017)	» California Market Opens (subject to passing the Adult Use of Marijuana Act) » Cannabis banking solution evolves » Credit card acceptance increases industry revenue » Medical research begins in earnest
WEED 5.0	» Pharmaceutical grade medicinal cannabis based products » National legalization at the federal level » Market size estimated at $40 billion+ » Legalization leads to expanded research, leads to new uses for cannabis

CANN IS BUILT ON THE ACQUISITION OF COMPANIES

OUR 2015 ACQUISITIONS INCLUDE:

IRON PROTECTION GROUP	In March 2015, the Company acquired substantially all of the assets of Iron Protection Group, LLC, a Colorado limited liability company. The Iron Protection Group, LLC, ("IPG") provides advanced security, including on-site professionals and video surveillance, to licensed cannabis cultivators and retail shops.
NEXT BIG CROP	In May 2015, the Company hired the team of Next Big Crop Consulting, a Boulder, Colorado based cannabis consulting firm. The team from Next Big Crop has unparalleled experience in every phase of the production and sale of cannabis. These include New License Competition, Compliance Advising Services, Cultivation Operation & Logistical Support Design/Build Services and ongoing Cultivation Management Services. NBC delivers comprehensive consulting services that includes design and construction to approved and licensed cannabis operators, as well as assistance with licensure and related applications for potential cannabis operators. NBC's business plan is based on the future growth of the regulated cannabis market in the United States. NBC provides general advisory services for business development, facilities design and construction, cultivation and retail operations, compliance, marketing and the improvement and expansion of existing operations.
CHIEFTON SUPPLY CO	In September 2015, GCC acquired substantially all of the assets of Chiefton Supply Co. ("CSC"), and established a dba within GCC of Chiefton Supply Co. ("Chiefton"). Chiefton designs, manufactures, distributes and sells apparel featuring graphic designs.

INTERNALLY STARTED DIVISIONS

canna runner MJ COURIERS	CannaRunner was internally developed by IPG in April 2015 to address the complex regulations of transporting cannabis between production and retail facilities.
General Cannabis SUPPLY	GC Supply provides turnkey sourcing and stocking services to new and existing cultivation, retail and infused products manufacturing facilities. Offerings include infrastructure, equipment, consumables, various delivery technologies (vaporizers and capsules) and compliance packaging. Customers will also benefit from access to the expertise of our Next Big Crop division.
GC CAPITAL	
DIXIE ARIZONA	CANN owns an option to acquire a 50% interest in Dixie Arizona. Dixie Arizona has built a state of the art manufacturing facility in Phoenix to bring marijuana infused products to the Arizona medical market. Sales are expected to commence in mid 2016.
PUEBLO REAL ESTATE	The Company owns one cultivation property that is located in a suburb of Pueblo, Colorado (the "Pueblo West Property"). The size of the property is 3 acres, which includes a 5,000 square foot steel building, and parking lot. The property is zoned and approved for an additional eight (8) 5,000 square foot Greenhouse facilities for cultivating cannabis and is leased to a medical cannabis grower until December 31, 2022.

INTERNALLY STARTED DIVISIONS (CONTINUED)

CHIEFTON DESIGN	Three months after acquisition, Chiefton rolled out a private label marketing and design agency to meet the growing demand for modern cannabis branding services. The organic growth was an expected jump for the Chiefton team and immediately caught fire in the Colorado marketplace. Working in conjunction with Iron Protection Group and NBC, Chiefton Design agency has executed additional revenue opportunities to the existing CANN client pool.
GENERAL CANNABIS EQUITY RESEARCH	General Cannabis Equity Research is our first step in the building of an equity research division and leverages the unique market insight that we gain from our industry position. Due to the breadth of our corporate platform and team, we gain unique knowledge that we believe will add value in making investment decisions. GCER will provide unbiased and detailed research on publicly traded companies. Our approach to cannabis investment research will place a high value on intrinsic value and management quality. We will evaluate cannabis investments in the same manner as a merger and acquisitions specialist might. Our analysis of the individual cannabis companies will be driven by economic realities of the industry and its constantly changing dynamics.

INTERNALLY STARTED DIVISIONS (CONTINUED)

GENERAL Cannabis INSTITUTE	The CANN Institute is a nonpartisan think tank whose purpose is to increase the understanding of cannabis by advancing collaborative solutions that widen access to capital, create jobs and improve our understanding of cannabis use and it's impact on human health. The CANN Institute's work is organized along the three pillars of our mission: advancing collaborative solutions that widen access to capital, create jobs and improve health. We will study the factors that drive sustainable economic growth and job creation, as well as the value of human capital and critical issues in health economics. We identify policies, financing strategies and market-based solutions that will address challenges facing the cannabis industry. Each November, the CANN Advisory Board will convene to discuss relevant topics to the cannabis industry. We anticipate the CANN Institute will become the leading hub for intellectual capital within the international cannabis industry.

THE GREENHOUSE


GENERAL
Cannabis

» Corporate Headquarters
» Shared Workspace

» Bank Vault
» Chiefton Retail

» Marijuana Infused Product (MIP)
» Shared Workspace

STRONGEST INTEGRATED PLATFORM IN THE CANNABIS INDUSTRY

Our family of companies include:



GENERAL Cannabis
canna runner
MJ COURIERS
IRON
PROTECTION GROUP
CHIEFTON
SUPPLY CO
CHIEFTON
DESIGN
General Cannabis
SUPPLY
GENERAL CANNABIS
EQUITY RESEARCH
NEXT BIG CROP
The GREEN HOUSE
GC CAPITAL
DIXIE
DIXIE ARIZONA
PUEBLO
REAL ESTATE
GENERAL Cannabis
INSTITUTE

MOVING FORWARD THROUGH WEED 3.0 – READY FOR WEED 4.0 GCC'S PLANS FOR 2016 & BEYOND

- National expansion of each operating division
- Continued organic growth
- Acquisitions

REVENUE GROWTH OF GCC

CONSOLIDATED STATEMENT OF OPERATIONS - USD ($)	Quarter Ending							
	9/30/14	12/31/14	3/31/15	6/30/15 [*1]	9/30/15	12/31/15 [*2]	3/31/16 [*3]	6/30/2016 [*4] Est
Revenues								
Services	$ (13,600)	$ 15,000	$ 17,382	$ 376,722	$ 554,458	$ 656,070	$ 636,219	$ 645,000
Tenant	28,764	27,500	26,677	37,911	29,365	2,203	36,369	37,000
Wholesale	39,263	7,000	12,798	12,569	9,494	6,829	19,524	22,000
Cannabis Institute Events	-	-	-	-	-	-	-	-
Research	-	-	-	-	-	-	-	-
Interest Income	-	-	-	-	-	-	-	-
Affiliate Revenues	-	-	-	-	-	-	-	-
Total Revenues	$ 54,427	$ 49,500	$ 56,857	$ 427,202	$ 593,317	$ 665,102	$ 692,112	$ 704,000
Q-O-Q Growth		-9.1%	14.9%	651.4%	38.9%	12.1%	4.1%	1.7%

General Cannabis' current financial information is available on the SEC EDGAR system: SEC EDGAR
(http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001477009&owner=exclude&count=40&hidefilings=0)

[*1] Includes newly acquired IPG results

[*2] Includes newly acquired Chiefton Supply results

[*3] Services revenue declined — seasonal variations

[*4] Management estimate subject to revision at quarter end

TEAM

Peter Boockvar
DIRECTOR

Michael Feinsod
CHAIRMAN

Robert L. Frichtel
CEO & DIRECTOR

Shelly Whitson
CHIEF ACCOUNTING OFFICER

GENERAL Cannabis

Hunter Garth
MANAGING DIRECTOR

IRON PROTECTION GROUP

canna runner MJ COURIERS

Richard Cardinal
MANAGING DIRECTOR

NEXT BIG CROP

General Cannabis SUPPLY

Jacob Kulchin
MANAGING DIRECTOR

CHIEFTON SUPPLY CO

CHIEFTON DESIGN